                                                                    EXHIBIT 23.1

             INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM'S CONSENT

We consent to the incorporation by reference in the Registration Statement No.
333-130168 on Form S-8 of our report dated February 26, 2010 (which report expresses an unqualified opinion), appearing in the Annual Report on Form 10-K of InkSure Technologies Inc. for the year ended December 31, 2009.

Brightman Almagor & Co.
Certified Public Accountants,
A member firm of  Deloitte Touche Tohmatsu

Tel Aviv, Israel
February 25, 2010